Exhibit 10.5

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”), dated as of November 22, 2022, is made and entered into by and among NewAmsterdam Pharma Company N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (“Holdco”) and the parties listed as Investors on Schedule I hereto (collectively with the any person or entity who hereafter becomes a party to this Agreement pursuant to Section 6.2 or Section 6.11 of this Agreement, the “Investors” and each, a “Investor”).

RECITALS

WHEREAS, Frazier Lifesciences Acquisition Corporation, a blank check company incorporated as a Cayman Islands exempted company (“FLAC”), Holdco, NewAmsterdam Pharma Holding B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (the “Company”), and NewAmsterdam Pharma Investment Corporation, a Cayman Islands exempted company and a direct wholly-owned subsidiary of Holdco (“Merger Sub”), have entered into that certain Business Combination Agreement, dated as of July 25, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which, among other things, (i) each Company Shareholder (as defined in the Business Combination Agreement) of the Company will exchange his, her or its shares of the Company for ordinary shares in the share capital of Holdco (the “Ordinary Shares”) on the terms and subject to the conditions therein (the “Exchange”) and (ii) Merger Sub will merge with and into FLAC, with FLAC surviving as a wholly-owned subsidiary of Holdco, on the terms and subject to the conditions therein (the “Merger”);

WHEREAS, FLAC, Frazier Lifesciences Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), and Robert F. Baltera, Michael F. Bigham, Carol Gallagher, David Topper and Krishna R. Polu (together with the Sponsor, the “FLAC Investors”) are party to that certain Registration and Shareholder Rights Agreement, dated as of December 8, 2020 (the “Prior FLAC Agreement”);

WHEREAS, as of the date of this Agreement, the FLAC Investors hold 3,450,000 shares of Class B ordinary shares, par value $0.0001 per share, of FLAC (collectively, the “Founder Shares”);

WHEREAS, the Founder Shares will automatically convert into FLAC’s Class A ordinary shares at the time of the initial Business Combination (as defined in the Prior FLAC Agreement) on a one-for-one basis, subject to adjustment, on the terms and conditions provided in FLAC’s amended and restated memorandum and articles of association, as the same may be amended from time, and will be exchanged for Ordinary Shares in connection with the Merger;

WHEREAS, the Company is party to that certain Fully Amended and Restated Shareholders’ Agreement, dated as of January 11, 2021, as amended by the Amendment dated as of March 15, 2021 and the Second Amendment dated July 6, 2021, by and among the Company and certain investors listed therein (the “Prior Company Agreement” and together with the Prior FLAC Agreement, the “Prior Agreements”);

WHEREAS, certain investors (“Company Investors”) hold ownership interests in the Company, consisting of ordinary shares (“Company Ordinary Shares”) and shares designated as Series A preferred shares (“Company Series A Preferred Shares” and together with Company Ordinary Shares, the “Company Shares”); and

WHEREAS, FLAC and the Company desire to terminate the Prior Agreements to provide for the terms and conditions included herein.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1    Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Additional Investor” shall have the meaning given in Section 6.10.

“Additional Investor Ordinary Shares” shall have the meaning given in Section 6.10.

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of Holdco, after consultation with counsel to Holdco, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain a Misstatement, (ii) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, (iii) is such that Holdco has a bona fide business purpose for not making such information public, and (iv) (a) would be reasonably likely to have an adverse impact on Holdco, (b) could reasonably be expected to have a material adverse effect on Holdco’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction or (c) relates to information the accuracy of which has yet to be determined by Holdco or which is the subject of an ongoing investigation or inquiry; provided that Holdco takes all reasonable action as necessary to promptly make such determination and conclude such investigation or inquiry.

“Agreement” shall have the meaning given in the Preamble hereto.

“Block Trade” shall have the meaning given in Section 2.4.1.

“Board” shall mean the Board of Directors of Holdco.

“Business Combination Agreement” shall have the meaning given in the Recitals hereto.

“Closing” shall have the meaning given in the Business Combination Agreement.

“Commission” shall mean the U.S. Securities and Exchange Commission.

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“Company” shall have the meaning given in the Preamble hereto.

“Company Investor Affiliate” means any Person who directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, the Company Investor, or in case of an investment fund, its investment manager and/or advisor or an investment fund that is managed and/or advised by an entity that is under common Control with one of the foregoing.

“Company Investors” shall have the meaning given in the Preamble hereto.

“Control” means, in relation to any Person, (i) direct, indirect or beneficial ownership of the majority of the voting rights and/or capital interests in such Person, (ii) the power, directly or indirectly, to designate, nominate or remove more than half of the members of the board of directors, management board, supervisory board or similar corporate body of such Person, and/or (iii) the power, directly or indirectly, whether by contract or otherwise, to direct or cause the direction of the management, the affairs, the policies and/or investment decisions of such Person and the terms “Controlled” and “Controlling” have meanings correlative thereto.

“Demanding Investor” shall have the meaning given in Section 2.1.4.

“EDGAR” shall have the meaning given in Section 3.1.3.

“Exchange” shall have the meaning given in the Recitals hereto.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Final Closing Date” shall have the meaning given in the Business Combination Agreement.

“FLAC” shall have the meaning given in the Preamble hereto.

“FLAC Investors” shall have the meaning given in the Preamble hereto.

“Form F-1 Shelf” shall have the meaning given in Section 2.1.1.

“Form F-3 Shelf” shall have the meaning given in Section 2.1.1.

“Founder Shares” shall have the meaning given in the Preamble hereto.

“Holdco” shall have the meaning given in the Preamble hereto and includes Holdco’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Holdco Equity Incentive Plan” shall have the meaning given in the Business Combination Agreement.

“Investor Information” shall have the meaning given in Section 4.1.2.

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“Investors” shall have the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.

“Joinder” shall have the meaning given in Section 6.10.

“Lock-up” shall have the meaning given in Section 5.1.

“Lock-up Parties” shall mean, as applicable, the Investors and their respective Permitted Transferees.

“Lock-up Period” shall mean:

(A)	with respect to each Company Investor:

(i)    with respect to 50% of the Ordinary Shares held by such Company Investor, the period beginning on the Final Closing Date and ending on the earlier of: (a) the date that is six (6) months after the Final Closing Date; (b) the date on which the closing price of an Ordinary Share equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least one hundred and fifty (150) days after the Final Closing Date; or (c) the date on which Holdco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all Holdco’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property; and

(ii)    with respect to the remaining 50% of the Ordinary Shares held by such Company Investor, the period beginning on the Final Closing Date and ending on the earlier of: (a) the date that is six (6) months after the Final Closing Date; or (b) the date on which Holdco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all Holdco’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property; and

(B)	with respect to each FLAC Investor:

(i)    with respect to 50% of the Ordinary Shares held by such FLAC Investor, the period beginning on the Final Closing Date and ending on the earlier of: (a) the date that is one (1) year after the Final Closing Date; (b) the date on which the closing price of an Ordinary Share equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30)-trading day period commencing at least one hundred and fifty (150) days after the Final Closing Date; or (c) the date on which Holdco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all Holdco’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property; and

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(ii)    with respect to the remaining 50% of the Ordinary Shares held by such FLAC Investor, the period beginning on the Final Closing Date and ending on the earlier of: (a) the date that is one (1) year after the Final Closing Date; or (b) the date on which Holdco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all Holdco’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

“Lock-up Shares” shall mean the Ordinary Shares and any other equity securities convertible into or exercisable or exchangeable for the Ordinary Shares (including, without limitation, any Private Placement Warrants, existing Company Options (as defined in the Business Combination Agreement) and/or awards issued under the Holdco Equity Incentive Plan) held by the Sponsor or Company Investors immediately following the Closing (other than the PIPE Shares or Ordinary Shares acquired in the public market).

“Maximum Number of Securities” shall have the meaning given in Section 2.1.5.

“Merger” shall have the meaning given in the Recitals hereto.

“Merger Sub” shall have the meaning given in the Recitals hereto.

“Minimum Takedown Threshold” shall have the meaning given in Section 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

“Ordinary Shares” shall have the meaning given in the Preamble hereto.

“Other Coordinated Offering” shall have the meaning given in Section 2.4.1.

“Permitted Transferees” shall mean with respect to the Investors and their respective Permitted Transferees, (i) prior to the expiration of the Lock-up Period, any person or entity to whom such Investor is permitted to transfer such Registrable Securities prior to the expiration of the Lock-up Period pursuant to Section 5.2 and (ii) after the expiration of the Lock-up Period, any person or entity to whom such Investor is permitted to transfer such Registrable Securities, subject to and in accordance with any applicable agreement between such Investor and/or their respective Permitted Transferees and Holdco and any transferee thereafter.

“Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture, investment fund, foundation or other similar entity, whether or not a legal entity.

“Piggyback Registration” shall have the meaning given in Section 2.2.1.

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“PIPE Shares” shall mean the Ordinary Shares acquired by any Company Investor in connection with such Company Investor’s participation in the PIPE Financing, as defined in the Business Combination Agreement.

“Prior Agreements” shall have the meaning given in the Preamble hereto.

“Prior Company Agreement” shall have the meaning given in the Preamble hereto.

“Prior FLAC Agreement” shall have the meaning given in the Preamble hereto.

“Private Placement Warrants” shall mean the warrants held by certain FLAC Investors, purchased by such FLAC Investors in the private placement that occurred concurrently with the closing of FLAC’s initial public offering, including any Ordinary Shares issued or issuable upon conversion or exchange of such warrants.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Security” shall mean (i) any outstanding Ordinary Shares and any other equity security (including the Private Placement Warrants and any other warrants to purchase Ordinary Shares and Ordinary Shares issued or issuable upon the exercise or conversion of any other such equity security) of Holdco held by an Investor immediately following the Closing (including any securities distributable pursuant to the Business Combination Agreement), (ii) any Additional Investor Ordinary Shares, and (iii) any other equity security of Holdco issued or issuable with respect to any securities referenced in clause (i) or (ii) above by way of a stock dividend or stock split or in connection with a recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities upon the earliest to occur of: (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement by the applicable Investor; (b) (A) such securities shall have been otherwise transferred (other than to a Permitted Transferee), (B) new certificates for such securities not bearing (or book entry positions not subject to) a legend restricting further transfer shall have been delivered by Holdco and (C) subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act or any successor rule promulgated under the Securities Act (but with no volume or other restrictions or limitations including as to manner or timing of sale); (v) such securities have been sold without registration pursuant to Section 4(a)(1) of the Securities Act or Rule 145 promulgated under the Securities Act or any successor rules promulgated under the Securities Act and (vi) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, Prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

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“Registration Expenses” shall mean the documented, out-of-pocket expenses of a Registration, including, without limitation, the following:

(A)    all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any national securities exchange on which the Ordinary Shares are then listed;

(B)    fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(C)    printing, messenger, telephone and delivery expenses;

(D)    reasonable fees and disbursements of counsel for Holdco;

(E)    reasonable fees and disbursements of all independent registered public accountants of Holdco incurred specifically in connection with such Registration; and

(F)    in an Underwritten Offering, reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Investors (not to exceed $25,000 without the consent of Holdco).

“Registration Statement” shall mean any registration statement that covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Investors” shall have the meaning given in Section 2.1.5.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf” shall mean the Form F-1 Shelf, the Form F-3 Shelf or any Subsequent Shelf Registration Statement, as the case may be.

“Shelf Registration” shall mean a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” shall mean an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.

“Sponsor” shall have the meaning given in the Preamble hereto.

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“Sponsor Member” shall mean a member of Sponsor who becomes party to this Agreement as a Permitted Transferee of Sponsor.

“Subscription Agreement” shall have the meaning given in the Business Combination Agreement.

“Subsequent Shelf Registration Statement” shall have the meaning given in Section 2.1.2.

“Transfer” shall mean the (i) sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, with respect to, any security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Offering” shall mean a Registration in which securities of Holdco are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in Section 2.1.4.

“Withdrawal Notice” shall have the meaning given in Section 2.1.6.

ARTICLE II

REGISTRATIONS AND OFFERINGS

2.1    Shelf Registration.

2.1.1    Filing. Within thirty (30) calendar days following the Final Closing Date, Holdco shall submit to or file with the Commission a Registration Statement for a Shelf Registration on Form F-1 (the “Form F-1 Shelf”) or a Registration Statement for a Shelf Registration on Form F-3 (the “Form F-3 Shelf”), if Holdco is then eligible to use a Form F-3 Shelf, in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such submission or filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the sixtieth (60th) calendar day (or ninetieth (90th) calendar day if the Commission notifies Holdco that it will “review” the Registration Statement) following the Final Closing Date and (ii) the tenth (10th) business day after the date Holdco is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Deadline”); provided, however, that if such Effectiveness Deadlines falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness

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Deadlines shall be extended to the next business day on which the Commission is open for business. Such Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Investor named therein. Holdco shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf continuously effective, available for use to permit the Investors named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event Holdco files a Form F-1 Shelf, Holdco shall use its commercially reasonable efforts to convert the Form F-1 Shelf (and any Subsequent Shelf Registration Statement) to a Form F-3 Shelf as soon as practicable after Holdco is eligible to use a Form F-3 Shelf. Holdco’ s obligation under this Section 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.2    Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, Holdco shall, subject to Section 3.4, use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using its commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration Statement”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing). If a Subsequent Shelf Registration Statement is filed, Holdco shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement (as defined in Rule 405 promulgated under the Securities Act) if Holdco is a well-known seasoned issuer at the time of filing (as defined in Rule 405 promulgated under the Securities Act) at the most recent applicable eligibility determination date) and (ii) keep such Subsequent Shelf Registration Statement continuously effective, available for use to permit the Investors named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration Statement shall be on Form F-3 to the extent that Holdco is eligible to use such form at the time of filing. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form. Holdco’s obligation under this Section 2.1.2, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.3    Additional Registrable Securities. Subject to Section 3.4, in the event that any Investor holds Registrable Securities that are not registered for resale on a delayed or continuous basis, Holdco, upon written request of such Investor, shall promptly use its commercially reasonable efforts to cause the resale of such Registrable Securities to be covered by either, at Holdco’s option, any then available Shelf (including by means of a post-effective amendment) or by filing a Subsequent Shelf Registration Statement and cause the same to become effective as soon as practicable after such filing and such Shelf or Subsequent Shelf Registration Statement shall be subject to the terms hereof; provided, however, that Holdco shall only be required to cause such additional Registrable Securities to be so covered twice per calendar year for each of the FLAC Investors and the Company Investors.

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2.1.4    Requests for Underwritten Shelf Takedowns. Subject to Section 3.4, following the expiration of the applicable Lock-Up Period, at any time and from time to time when an effective Shelf is on file with the Commission, the Sponsor, or a Company Investor (any of the Sponsor or a Company Investor being in such case, a “Demanding Investor”) may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that Holdco shall only be obligated to effect an Underwritten Shelf Takedown if (i) such offering shall include Registrable Securities proposed to be sold by the Demanding Investor, either individually or together with other Demanding Investors, with a total offering price of at least $25 million in the aggregate or (ii) cover all of the remaining Registrable Securities held by the Demanding Investor (each of the circumstances described in (i) and (ii), the “Minimum Takedown Threshold”). All requests for Underwritten Shelf Takedowns shall be made by giving written notice to Holdco, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown. Subject to Section 2.4.4, a majority-in-interest of the Demanding Investors shall have the right to select the Underwriters for such offering (which shall consist of one or more reputable nationally recognized investment banks), subject to Holdco’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). The Sponsor and the Company Investors may demand not more than two (2) Underwritten Shelf Takedowns pursuant to this Section 2.1.4 within any six (6) month period. For the avoidance of doubt, Holdco shall not be required to effect an aggregate of more than four (4) Underwritten Shelf Takedowns pursuant to this Section 2.1.4 in any twelve (12) month period. Notwithstanding anything to the contrary in this Agreement, Holdco may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form F-3, that is then available for such offering.

2.1.5    Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises Holdco, the Demanding Investors and the Investors requesting piggy back rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Investors”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Investors and the Requesting Investors (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that Holdco desires to sell and all other Ordinary Shares or other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggy-back registration rights held by any other shareholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then Holdco shall include in such Underwritten Offering, before including any Ordinary Shares or other equity securities proposed to be sold by Holdco or by other holders of Ordinary Shares or other equity securities, the Registrable Securities of (i) first, the Demanding Investors that can be sold without exceeding the Maximum Number of Securities (pro rata based on the respective number of Registrable Securities that each Demanding Investor has requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that all of the Demanding Investors have requested be included in such Underwritten Shelf Takedown) and (ii)

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second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Requesting Investors (if any) (pro rata based on the respective number of Registrable Securities that each Requesting Investor (if any) has requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that all of the Requesting Investors have requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities.

2.1.6    Withdrawal. Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used for marketing such Underwritten Shelf Takedown, a majority-in-interest of the Demanding Investors initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to Holdco and the Underwriter or Underwriters (if any) of their intention to withdraw from such Underwritten Shelf Takedown; provided that the Sponsor or a Company Investor may elect to have Holdco continue an Underwritten Shelf Takedown if the Minimum Takedown Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by the Sponsor, the Company Investors or any of their respective Permitted Transferees, as applicable. If withdrawn, a demand for an Underwritten Shelf Takedown shall constitute a demand for an Underwritten Shelf Takedown by the withdrawing Demanding Investor for purposes of Section 2.1.4, unless such Demanding Investor reimburses Holdco for all Registration Expenses with respect to such Underwritten Shelf Takedown (or, if there is more than one Demanding Investor, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Investor has requested be included in such Underwritten Shelf Takedown); provided that, if the Sponsor or a Company Investor elects to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Underwritten Shelf Takedown shall instead count as an Underwritten Shelf Takedown demanded by the Sponsor or such Company Investor, as applicable, for purposes of Section 2.1.4. Following the receipt of any Withdrawal Notice, Holdco shall promptly forward such Withdrawal Notice to any other Investors that had elected to participate in such Underwritten Shelf Takedown. Notwithstanding anything to the contrary in this Agreement, Holdco shall be responsible for the Registration Expenses incurred in connection with an Underwritten Shelf Takedown prior to its withdrawal under this Section 2.1.6, other than if a Demanding Investor elects to pay such Registration Expenses pursuant to clause (ii) of the second sentence of this Section 2.1.6.

2.2    Piggyback Registration.

2.2.1    Piggyback Rights. Subject to Section 2.4.3, following the expiration of the applicable Lock-Up Period, if Holdco or any Investor proposes to conduct a registered offering of, or if Holdco proposes to file a Registration Statement under the Securities Act with respect to the Registration of, equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of Holdco (or by Holdco and by the shareholders of Holdco including, without limitation, an Underwritten Shelf Takedown pursuant to Section 2.1), other than a Registration Statement (or any registered offering with respect thereto) (i) filed in connection with any employee stock option or other benefit plan, (ii) pursuant to a Registration Statement on Form F-4 or Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (iii) for an offering of debt that is convertible into equity securities of Holdco, (iv) for a

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dividend reinvestment plan, or (v) a Block Trade or an Other Coordinated Offering (which shall be subject to Section 2.4), then Holdco shall give written notice of such proposed offering to all of the Investors of Registrable Securities as soon as practicable but not less than ten (10) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the applicable “red herring” prospectus or prospectus supplement used for marketing such offering, which notice shall (a) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (b) offer to all of the Investors of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Investors may request in writing within five (5) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to Section 2.2.2, Holdco shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its commercially reasonable efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Investors pursuant to this Section 2.2.1 to be included therein on the same terms and conditions as any similar securities of Holdco included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Investor’s Registrable Securities in a Piggyback Registration shall be subject to such Investor’s agreement to enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering.

2.2.2    Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises Holdco and the Investors of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of Ordinary Shares or other equity securities that Holdco desires to sell, taken together with (i) Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Investors of Registrable Securities hereunder, (ii) the Registrable Securities as to which Registration has been requested pursuant to Section 2.2 hereof, and (iii) Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Investors of Registrable Securities hereunder, exceeds the Maximum Number of Securities, then:

(a)    if the Registration or registered offering is undertaken for Holdco’s account, Holdco shall include in any such Registration or registered offering (A) first, Ordinary Shares or other equity securities that Holdco desires to sell, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Investors exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata, based on the respective number of Registrable Securities that each Investor has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Investors have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering

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has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Investors of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities;

(b)    if the Registration or registered offering is pursuant to a demand by persons or entities other than the Investors of Registrable Securities, then Holdco shall include in any such Registration or registered offering (A) first, the Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Investors of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Investors exercising their rights to register their Registrable Securities pursuant to Section 2.2.1, pro rata, based on the respective number of Registrable Securities that each Investor has requested be included in such Underwritten Offering and the aggregate number of Registrable Securities that the Investors have requested to be included in such Underwritten Offering, which can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Ordinary Shares or other equity securities that Holdco desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the Ordinary Shares or other equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual piggy-back registration rights of persons or entities other than the Investors of Registrable Securities hereunder, which can be sold without exceeding the Maximum Number of Securities; and

(c)    if the Registration or registered offering and Underwritten Shelf Takedown is pursuant to a request by Investor(s) of Registrable Securities pursuant to Section 2.1 hereof, then Holdco shall include in any such Registration or registered offering securities in the priority set forth in Section 2.1.5.

2.2.3    Piggyback Registration Withdrawal. Any Investor of Registrable Securities (other than a Demanding Investor, whose right to withdraw from an Underwritten Shelf Takedown, and related obligations, shall be governed by Section 2.1.6) shall have the right to withdraw all or any portion of its Registrable Securities from a Piggyback Registration for any or no reason whatsoever upon written notification to Holdco and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw such Registrable Securities from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. Holdco (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (which, in no circumstance, shall include a Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than Section 2.1.6), Holdco shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this Section 2.2.3.

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2.2.4    Unlimited Piggyback Registration Rights. For purposes of clarity, subject to Section 2.1.6, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a demand for an Underwritten Shelf Takedown under Section 2.1.4 hereof.

2.3    Market Stand-off. In connection with any Underwritten Offering of equity securities of Holdco (other than a Block Trade or Other Coordinated Offering), if requested by the managing Underwriters, each Investor that is an executive officer or director of Holdco or an Investor who is participating in the Underwritten Offering, agrees that it shall not Transfer any Ordinary Shares or other equity securities of Holdco (other than those included in such offering pursuant to this Agreement), without the prior written consent of Holdco, during the ninety (90)- day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by such lock-up agreement or in the event the managing Underwriters otherwise agree by written consent. Each such Investor agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Investors).

2.4    Block Trades; Other Coordinated Offerings.

2.4.1    Notwithstanding any other provision of this Article II, but subject to Section 3.4, at any time and from time to time when an effective Shelf is on file with the Commission, if a Demanding Investor wishes to engage in (a) an underwritten registered offering not involving a “roadshow,” an offer commonly known as a “block trade” (a “Block Trade”), or (b) an “at the market” or similar registered offering through a broker, sales agent or distribution agent, whether as agent or principal (an “Other Coordinated Offering”), in each case, (x) with a total offering price of at least $25 million in the aggregate or (y) with respect to all remaining Registrable Securities held by the Demanding Investor, then such Demanding Investor only needs to notify Holdco of the Block Trade or Other Coordinated Offering at least five (5) business days prior to the day such offering is to commence and Holdco shall use its commercially reasonable efforts to facilitate such Block Trade or Other Coordinated Offering; provided that the Demanding Investors representing a majority of the Registrable Securities wishing to engage in the Block Trade or Other Coordinated Offering shall use commercially reasonable efforts to work with Holdco and any Underwriters, brokers, sales agents or placement agents prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Block Trade or Other Coordinated Offering.

2.4.2    Prior to the filing of the applicable “red herring” prospectus or prospectus supplement used in connection with a Block Trade or Other Coordinated Offering, a majority-in-interest of the Demanding Investors initiating such Block Trade or Other Coordinated Offering shall have the right to submit a Withdrawal Notice to Holdco, the Underwriter or Underwriters (if any) and any brokers, sales agents or placement agents (if any) of their intention to withdraw from such Block Trade or Other Coordinated Offering. Notwithstanding anything to the contrary in this Agreement, Holdco shall be responsible for the Registration Expenses incurred in connection with a Block Trade or Other Coordinated Offering prior to its withdrawal under this Section 2.4.2.

2.4.3    Notwithstanding anything to the contrary in this Agreement, Section 2.2 shall not apply to a Block Trade or Other Coordinated Offering initiated by a Demanding Investor pursuant to this Agreement.

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2.4.4    The Demanding Investor in a Block Trade or Other Coordinated Offering shall have the right to select the Underwriters and any brokers, sales agents or placement agents (if any) for such Block Trade or Other Coordinated Offering (in each case, which shall consist of one or more reputable nationally recognized investment banks).

2.4.5    A Demanding Investor in the aggregate may demand no more than (i) one (1) Block Trade pursuant to this Section 2.4 within any six (6) month period or (ii) two (2) Block Trades or Other Coordinated Offerings pursuant to this Section 2.4 in any twelve (12) month period. For the avoidance of doubt, any Block Trade or Other Coordinated Offering effected pursuant to this Section 2.4 shall not be counted as a demand for an Underwritten Shelf Takedown pursuant to Section 2.1.4 hereof.

ARTICLE III

COMPANY PROCEDURES

3.1    General Procedures. In connection with any Shelf and/or Shelf Takedown, Holdco shall use its commercially reasonable efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto Holdco shall:

3.1.1    prepare and file with the Commission as soon as reasonably practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective, or file a Subsequent Shelf Registration Statement, until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or have ceased to be Registrable Securities;

3.1.2    prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Investor that holds at least one percent (1%) of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by Holdco or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;

3.1.3    prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Investors of Registrable Securities included in such Registration, and such Investors’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Investors of Registrable Securities included in such Registration or the legal counsel for any such Investors may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investors; provided that Holdco shall have no obligation to furnish any documents publicly

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filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”). Holdco shall not file any such Registration Statement or Prospectus, or any amendment or supplement thereto, to which a majority-in-interest of the Investors of Registrable Securities included in such Registration or their respective counsels shall reasonably object in writing on a timely basis;

3.1.4    prior to any public offering of Registrable Securities, use its commercially reasonable efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Investors of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (or provide evidence satisfactory to such Investors that the Registrable Securities are exempt from such registration or qualification) and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of Holdco and do any and all other acts and things that may be necessary or advisable to enable the Investors of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that Holdco shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5    cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by Holdco are then listed;

3.1.6    provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7    advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8    at least three (3) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be (i) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (ii) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.4), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

3.1.9    notify the Investors at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act or of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4;

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3.1.10    in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering, or sale by a broker, placement agent or sales agent pursuant to such Registration, in each of the following cases to the extent customary for a transaction of its type, permit a representative of the Investors, the Underwriters or other financial institutions facilitating such Underwritten Offering, Block Trade, Other Coordinated Offering or other sale pursuant to such Registration, if any, and any attorney, consultant or accountant retained by such Investors or Underwriter to participate, at each such person’s or entity’s own expense, in the preparation of the Registration Statement, and cause Holdco’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements in form and substance reasonably satisfactory to Holdco, prior to the release or disclosure of any such information;

3.1.11    obtain a “comfort” letter from Holdco’s independent registered public accountants in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration (subject to such broker, placement agent or sales agent providing such certification or representation reasonably requested by Holdco’s independent registered public accountants and Holdco’s counsel) in customary form and covering such matters of the type customarily covered by “comfort” letters for a transaction of its type as the managing Underwriter or the broker, placement agent or sales agent of such offering or sale may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Investors;

3.1.12    in the event of an Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, on the date the Registrable Securities are delivered for sale pursuant to such Registration, to the extent customary for a transaction of its type, obtain an opinion, dated such date, of counsel representing Holdco for the purposes of such Registration, addressed to the participating Investors, the broker, placement agents or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Investors, broker, placement agent, sales agent or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters;

3.1.13    in the event of any Underwritten Offering, a Block Trade, an Other Coordinated Offering or sale by a broker, placement agent or sales agent pursuant to such Registration, enter into and perform its obligations under an underwriting or other purchase or sales agreement, in usual and customary form, with the managing Underwriter or the broker, placement agent or sales agent of such offering or sale;

3.1.14    make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of Holdco’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule then in effect);

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3.1.15    with respect to an Underwritten Offering pursuant to Section 2.1.4, use its commercially reasonable efforts to make available senior executives of Holdco to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering;

3.1.16    cooperate with the participating Investors and the Underwriters, if any, to facilitate the timely preparation and delivery of certificates (if such securities are certificated and which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any Registration Statement, and enable such securities to be in such denominations and registered in such names as such Investors or Underwriters may request and keep available and make available to Holdco’s transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates (if such securities are certificated);

3.1.17    cooperate with each participating Investor and Underwriter, if any, and their respective counsels in connection with any filings required to be made with the Financial Industry Regulatory Authority; and

3.1.18    otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Investors, consistent with the terms of this Agreement, in connection with such Registration.

Notwithstanding the foregoing, Holdco shall not be required to provide any documents or information to an Underwriter, broker, sales agent or placement agent if such Underwriter, broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter, broker, sales agent or placement agent, as applicable.

3.2    Registration Expenses. The Registration Expenses of all Registrations shall be borne by Holdco. It is acknowledged by the Investors that the Investors shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs, other than as set forth in the definition of “Registration Expenses,” and all reasonable fees and expenses of any legal counsel representing the Investors.

3.3    Requirements for Participation in Registration Statement Offerings. Notwithstanding anything in this Agreement to the contrary, if any Investor does not timely provide Holdco with its requested Investor Information, Holdco may exclude such Investor’s Registrable Securities from the applicable Registration Statement or Prospectus if Holdco determines, based on the advice of counsel, that it is necessary or advisable to include such information in the applicable Registration Statement or Prospectus and such Investor continues thereafter to withhold such information. In addition, no person or entity may participate in any Underwritten Offering or other offering for equity securities of Holdco pursuant to a Registration initiated by Holdco hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting, sales, distribution or placement arrangements approved by Holdco and (ii) timely completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting or other agreements and other customary documents as may be reasonably required under the terms of such

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underwriting, sales, distribution or placement arrangements. For the avoidance of doubt, the exclusion of an Investor’s Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.

3.4    Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

3.4.1    Upon receipt of written notice from Holdco that: (i) a Registration Statement or Prospectus contains a Misstatement; (ii) any request by the Commission for any amendment or supplement to any Registration Statement or Prospectus or for additional information or of the occurrence of an event requiring the preparation of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the securities covered by such Registration Statement or Prospectus, such Registration Statement or Prospectus will not contain a Misstatement; or (iii) upon any suspension by Holdco, pursuant to a written insider trading compliance program adopted by the Board, of the ability of all “insiders” covered by such program to transact in Holdco’s securities because of the existence of material non-public information, each of the Investors shall forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement covering such Registrable Securities until (x) in the case of (i) or (ii), it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that Holdco hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until it is advised in writing by Holdco that the use of the Prospectus may be resumed, or (y) in the case of (iii), until the restriction on the ability of “insiders” to transact in Holdco’s securities is removed, and, if so directed by Holdco, each such Investor will deliver to Holdco all copies, other than permanent file copies then in such Investor’s possession, of the most recent Prospectus covering such Registrable Securities at the time of receipt of such notice.

3.4.2    Subject to Section 3.4.4, if the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (i) require Holdco to make an Adverse Disclosure, (ii) require the inclusion in such Registration Statement of financial statements that are unavailable to Holdco for reasons beyond Holdco’s control, or (iii) in the good faith judgment of the Board, such Registration would be detrimental to Holdco and the Board concludes as a result that it is advisable to defer such filing, initial effectiveness or continued use at such time, Holdco may, upon giving prompt written notice of such action to the Investors (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time determined in good faith by Holdco to be necessary for such purpose. In the event Holdco exercises its rights under this Section 3.4.2, the Investors agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities until such Investor receives written notice from Holdco that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents.

3.4.3    Subject to Section 3.4.4, (i) during the period starting with the date thirty (30) days prior to Holdco’s good faith estimate of the date of the filing of, and ending on a date ninety (90) days after the effective date of, a Holdco-initiated Registration and provided that Holdco continues to actively employ, in good faith, all commercially reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (ii) if, pursuant

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to Section 2.1.4, Investors have requested an Underwritten Shelf Takedown and Holdco and Investors are unable to obtain the commitment of underwriters to firmly underwrite such offering, Holdco may, upon giving prompt written notice of such action to the Investors, delay any other registered offering pursuant to Section 2.1.4 or 2.4.

3.4.4    The right to delay or suspend any filing, initial effectiveness or continued use of a Registration Statement pursuant to Section 3.4.2 or a registered offering pursuant to Section 3.4.3 shall be exercised by Holdco, in the aggregate, not more than twice and for not more than sixty (60) consecutive calendar days and for not more than one hundred and twenty (120) total calendar days, during any twelve (12)-month period.

3.5    Reporting Obligations. As long as any Investor shall own Registrable Securities, Holdco, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by Holdco after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Investors with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to EDGAR shall be deemed to have been furnished or delivered to the Investors pursuant to this Section 3.5. Holdco further covenants that it shall take such further action as any Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell Registrable Securities held by such Investor without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule then in effect). Upon the request of any Investor, Holdco shall deliver to such Investor a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1    Indemnification.

4.1.1    Holdco agrees to indemnify, to the extent permitted by law, each Investor of Registrable Securities, its officers, directors and agents and each person or entity who controls such Investor (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and reasonable out-of-pocket expenses (including, without limitation, reasonable outside attorneys’ fees) resulting from any untrue Misstatement or alleged Misstatement in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to Holdco by such Investor expressly for use therein. Holdco shall indemnify the Underwriters, their officers and directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing sentence with respect to the indemnification of the Investor.

4.1.2    In connection with any Registration Statement in which an Investor of Registrable Securities is participating, such Investor shall furnish (or cause to be furnished) to Holdco in writing such information and affidavits as Holdco reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Investor Information”) and,

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to the extent permitted by law, shall indemnify Holdco, its directors, officers and agents and each person or entity who controls Holdco (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and out-of-pocket expenses (including, without limitation, reasonable and documented outside attorneys’ fees) resulting from any untrue Misstatement or alleged Misstatement in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto, but only to the extent that such Misstatement is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Investor expressly for use therein; provided, however, that the obligation to indemnify pursuant to the foregoing sentence shall be several, not joint and several, among such Investors of Registrable Securities, and the liability of each such Investor of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Investor from the sale of Registrable Securities pursuant to such Registration Statement. The Investors of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing sentence with respect to indemnification of Holdco.

4.1.3    Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4    The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the Transfer of Registrable Securities by an Investor. Holdco and each Investor of Registrable Securities participating in an offering also agree to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event Holdco’s or such Investor’s indemnification is unavailable for any reason.

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4.1.5    If the indemnification provided under Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any Misstatement, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Investor under this Section 4.1.5 shall be limited to the amount of the net proceeds received by such Investor in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 4.1.5. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.1.5 from any person or entity who was not guilty of such fraudulent misrepresentation.

ARTICLE V

LOCK-UP

5.1    Lock-Up. Subject to Section 5.2 and Section 5.3, each Lock-up Party agrees that it shall not Transfer any Lock-up Shares prior to the end of, in respect of such Lock-up Party, the applicable Lock-up Period (the “Lock-up”).

5.2    Permitted Transferees. The foregoing restrictions set forth in Section 5.1 shall not apply to: (i) 10% of the Ordinary Shares held by each of Holdco’s officers and employees or (ii) Transfers made (a) in the case of an individual, pursuant to a bona fide gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person or entity, or to a charitable organization; (b) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (c) in the case of an individual, pursuant to a qualified domestic relations order; (d) in the case of a trust, by distribution to one or more of the permissible beneficiaries of such trust; (e) in the case of a corporation, partnership (whether general, limited or otherwise), limited liability company, trust or other business entity, (x) Transfers to another corporation, partnership, limited liability company, trust or other business entity that controls, is controlled by or is under common control or management with an Investor (including, for the avoidance of doubt, where such Investor is a partnership, to its general partner or a successor partnership or fund, or any other funds managed by such partnership), or (y) as part of a distribution, transfer or other disposition of Ordinary Shares to partners, limited liability company members or stockholders of an Investor; (f) in connection

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with any bona fide mortgage, encumbrance or pledge to a financial institution in connection with any bona fide loan or debt transaction or enforcement thereunder, (g) in connection with a liquidation, merger, stock exchange, reorganization, tender offer approved by the Board or a duly authorized committee thereof or other similar transaction which results in all of Holdco’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to the Final Closing Date or (h) to cover withholding taxes upon the vesting of awards issued pursuant to the Holdco Equity Incentive Plan. The parties acknowledge and agree that any Permitted Transferee of a Lock-up Party must enter into a written agreement agreeing to be bound by the terms of this Agreement in form and substance reasonably satisfactory to the Company, including the transfer restrictions set forth in this Article V.

5.3    Notwithstanding the foregoing, except as otherwise agreed to by Holdco and the Sponsor, if any Lock-up Party is granted a release or waiver from the Lock-up provided in this Article V (such party, a “Triggering Investor”), then each other Lock-up Party shall also be granted an early release from its obligations hereunder or under any contractual lock-up agreement with Holdco on the same terms and on a pro-rata basis with respect to such number of Lock-up Shares rounded down to the nearest whole security equal to the product of (i) the total percentage of Lock-up Shares held by the Triggering Investor immediately following the Closing that are being released from the Lock-up agreement multiplied by (ii) the total number of Lock-up Shares held by such other Lock-up Party immediately following the Closing.

ARTICLE VI

MISCELLANEOUS

6.1    Notices. Any notice or communication under this Agreement must be in writing and given by (i) recorded mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery or electronic mail. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery or electronic mail, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to Holdco, to: NewAmsterdam Pharma Company N.V., c/o NewAmsterdam Pharma Holding B.V., Gooimeer 2-35, 1411 DC Naarden, The Netherlands, Attention: Louise Kooij or by email: louise.kooij@newamsterdampharma.com, and, if to any Investor, at such Investor’s address, electronic mail address as set forth in Holdco’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 6.1.

6.2    Assignment; No Third Party Beneficiaries.

6.2.1    This Agreement and the rights, duties and obligations of Holdco hereunder may not be assigned or delegated by Holdco in whole or in part.

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6.2.2    Subject to Section 6.2.4 and Section 6.2.5, this Agreement and the rights, duties and obligations of an Investor hereunder may be assigned in whole or in part to such Investor’s Permitted Transferees to which it transfers Registrable Securities; provided that with respect to the FLAC Investors and the Company Investors, the rights hereunder that are personal to such Investors may not be assigned or delegated in whole or in part, except that (i) the Sponsor shall be permitted to transfer its rights hereunder as the Sponsor to one or more affiliates or any direct or indirect partners, members or equity holders of the Sponsor (including Sponsor Members), which, for the avoidance of doubt, shall include a transfer of its rights in connection with a distribution of any Registrable Securities held by Sponsor to Sponsor Members (it being understood that no such transfer shall reduce or multiply any rights of the Sponsor or such transferees), and (ii) each of the Company Investors shall be permitted to transfer its rights hereunder as the Company Investors to one or more Company Investor Affiliates or any direct or indirect partners, members or equity holders of such Company Investor (it being understood that no such transfer shall reduce or multiply any rights of such Company Investor or such transferees). Upon a transfer by the Sponsor pursuant to subsection (i) hereof to Sponsor Members, the rights that are personal to the Sponsor shall be exercised by the Sponsor Members only with the consent of the Sponsor’s board of managers in accordance with the Sponsor’s operating agreement.

6.2.3    This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Investors, which shall include Permitted Transferees.

6.2.4    This Agreement shall not confer any rights or benefits on any persons or entities that are not parties hereto, other than as expressly set forth in this Agreement and Section 6.2.

6.2.5    No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate Holdco unless and until Holdco shall have received (i) written notice of such assignment as provided in Section 6.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to Holdco, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement, including the joinder in the form of Exhibit A attached hereto). Any transfer or assignment made other than as provided in this Section 6.2 shall be null and void.

6.3    Counterparts. This Agreement may be executed in multiple counterparts (including PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

6.4    Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (1) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AND (2) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

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6.5    Waiver of Jury Trial. THE PARTIES EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. THE PARTIES EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.5.

6.6    Amendments and Modifications. Upon the written consent of (i) Holdco and (ii) the holders of a majority of the total Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof shall also require the written consent of the Sponsor so long as the Sponsor and its affiliates hold, in the aggregate, at least one percent (1%) of the outstanding Ordinary Shares; provided, further, that notwithstanding the foregoing, any amendment hereto or waiver hereof shall also require the written consent of each Company Investor so long as such Company Investor and its respective Company Investor Affiliates hold, in the aggregate, at least one percent (1%) of the outstanding Ordinary Shares; and provided, further, that any amendment hereto or waiver hereof that adversely affects one Investor, solely in its capacity as a holder of the shares of capital stock of Holdco, in a manner that is materially different from the other Investors (in such capacity) shall require the consent of the Investor so affected. No course of dealing between any Investor or Holdco and any other party hereto or any failure or delay on the part of an Investor or Holdco in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Investor or Holdco. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

6.7    Other Registration Rights. Other than the certain Investors and third-party investor shareholders who each have registration rights pursuant to (i) their respective Subscription Agreements and (ii) as provided in the Warrant Agreement, dated as of December 8, 2020, between FLAC and Continental Stock Transfer & Trust Company, as amended by that certain Warrant Assignment, Assumption and Amendment Agreement, dated as of November 22, 2022, between FLAC, Holdco and Continental Stock Transfer & Trust Company, FLAC represents and warrants that no person or entity, other than a holder of Registrable Securities pursuant hereto, has any right to require Holdco to register any securities of Holdco for sale or to include such securities of

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Holdco in any Registration Statement filed by Holdco for the sale of securities for its own account or for the account of any other person or entity. Holdco hereby agrees and covenants that it will not grant rights to register any Ordinary Shares (or securities convertible into or exchangeable for Ordinary Shares) pursuant to the Securities Act that are more favorable, pari passu or senior to those granted to the Investors hereunder without (a) the prior written consent of (i) the Sponsor, for so long as the Sponsor and its affiliates hold, in the aggregate, Registrable Securities representing at least one percent (1%) of the outstanding Ordinary Shares, and (ii) a Company Investor, for so long as such Company Investor and Company Investor Affiliates hold, in the aggregate, Registrable Securities representing at least one percent (1%) of the outstanding Ordinary Shares, or (b) granting economically and legally equivalent rights to the Investors hereunder such that the Investors shall receive the benefit of such more favorable or senior terms and/or conditions. Further, Holdco represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail.

6.8    Term. This Agreement shall terminate with respect to any Investor, on the date that such Investor no longer holds any Registrable Securities. The provisions of Section 3.2, Section 3.5 and Article IV shall survive any termination.

6.9    Investor Information. Each Investor agrees, if requested in writing, to represent to Holdco the total number of Registrable Securities held by such Investor in order for Holdco to make determinations hereunder.

6.10    Additional Investors; Joinder. In addition to persons or entities who may become Investors pursuant to Section 6.2 hereof, subject to the prior written consent of each of the Sponsor (so long as the Sponsor and its affiliates hold, in the aggregate, Registrable Securities representing at least one percent (1%) of the outstanding Ordinary Shares) and each Company Investor (in each case, so long as such Company Investor and Company Investor Affiliates hold, in the aggregate, Registrable Securities representing at least one percent (1%) of the outstanding Ordinary Shares), Holdco may make any person or entity who acquires Ordinary Shares or rights to acquire Ordinary Shares after the date hereof a party to this Agreement (each such person or entity, an “Additional Investor”) by obtaining an executed joinder to this Agreement from such Additional Investor in the form of Exhibit A attached hereto (a “Joinder”). Such Joinder shall specify the rights and obligations of the applicable Additional Investor under this Agreement. Upon the execution and delivery and subject to the terms of a Joinder by such Additional Investor, the Ordinary Shares then owned, or underlying any rights then owned, by such Additional Investor (the “Additional Investor Ordinary Shares”) shall be Registrable Securities to the extent provided herein and therein and such Additional Investor shall be an Investor under this Agreement with respect to such Additional Investor Ordinary Shares.

6.11    Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or

26

enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

6.12    Entire Agreement. This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Upon the Closing, the Prior Agreements shall no longer be of any force or effect.

6.13    Adjustments. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Registrable Securities as so changed.

[Signature pages follow]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

NEWAMSTERDAM PHARMA COMPANY N.V.

By:	/s/ Michael Davidson
	Name:	Michael Davidson
	Title:	Chief Executive Officer

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

FRAZIER LIFESCIENCES SPONSOR LLC

By:	/s/ James Topper
Name:	James Topper
Title:	Authorized representative

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

By:	/s/ Robert F. Baltera
Robert F. Baltera

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

By:	/s/ Michael F. Bigham
Michael F. Bigham

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

By:	/s/ Carol Gallagher
Carol Gallagher

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

By:	/s/ David Topper
David Topper

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

By:	/s/ Krishna R. Polu
Krishna R. Polu

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

By:	/s/ Michael Davidson
Michael Davidson

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

By:	/s/ Ivo Bozon
Ivo Bozon

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

STICHTING ADMINISTRATIEKANTOOR NEWAMSTERDAM PHARMA

/s/ V. van Houten /s/ H.A. Slootweg
Represented by: Forbion International Management B.V.
Represented by:
Name:	V. van Houten	H.A. Slootweg
Title:	Director	Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

FORBION CAPITAL FUND IV COÖPERATIEF U.A.

/s/ V. van Houten /s/ H.A. Slootweg
Represented by: Forbion IV Management B.V.,
Represented by: FCPM III Services B.V.,
Represented by:
Name:	V. van Houten	H.A. Slootweg
Title:	Director	Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:
For and on behalf of
MORNINGSIDE VENTURE INVESTMENTS LIMITED

By:	/s/ Jill Marie Franklin/Frances Anne Elizabeth Richard
Name:	Jill Marie Franklin/Frances Anne Elizabeth Richard
Title:	Authorized Signatures

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

ASCENDANT BIOCAPITAL SPV I, LLC
By:	Ascendant BioCapital Fund I GP, LLC

By:	/s/ Hugo Beekman
Name:	Hugo Beekman
Title:	Managing Member

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

FORBION GROWTH OPPORTUNITIES FUND I COÖPERATIEF U.A.

/s/ V. van Houten /s/ H.A. Slootweg
Represent by: Forbion Growth Management B.V.,
Represented by: FCPM III Services B.V.,
Represented by:
Name:	V. van Houten	H.A. Slootweg
Title:	Director	Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

NAP INVESTMENTS LLC

By:
Name:
Title:

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

BIOTECHNOLOGY VALUE FUND, L.P.

By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	CEO of BVF I GP, LLC, General Partner Biotechnology Value Fund, L.P.

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

BIOTECHNOLOGY VALUE FUND II, L.P.

By:	/s/ Mark N. Lampert
Name:	Mark N. Lampert
Title:	CEO of BVF II GP, LLC, General Partner Biotechnology Value Fund II, L.P.

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

BIOTECHNOLOGY VALUE TRADING FUND OS, L.P.

By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President of BVF Inc., General Partner of BVF Partners LP, Sole Member of BVF Partners OS, Ltd., General Partner Biotechnology Value Fund, OS, L.P.

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

POPULATION HEALTH EQUITY PARTNERS V, L.P.

By:	/s/ Christopher Cox
Name:	Christopher Cox
Title:	Managing Partner

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

MEDPACE, INC.

By:	/s/ Stephen P. Ewald
Name:	Stephen P. Ewald
Title:	General Counsel and Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

GL CHINA OPPORTUNITIES CARRY L.P.

By:	/s/ Chou-Hui Hu
Name:	Chou-Hui Hu
Title:	Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

JVC JYJ LLC

By:	/s/ Jonathan Jonas
Name:	Jonathan Jonas
Title:	Manager

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

KAISER FOUNDATION HOSPITALS

By:	/s/ Thomas Lurquin
Name:	Thomas Lurquin
Title:	V.P. - Pensions and Investments

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

KAISER PERMANENTE GROUP TRUST
By Kaiser Foundation Health Plan, Inc. and Investment Committee for the Kaiser Permanente Retirement Plans, as named fiduciaries for the plans that participate in the Kaiser Permanente Group Trust

By:	/s/ Thomas Lurquin
Name:	Thomas Lurquin
Title:	V.P. - Pensions and Investments

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

APEIRON SICAV LIMITED (PRESIGHT)

By:	/s/ Heinz Daxl
Name:	Heinz Daxl
Title:	Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

JANUS HENDERSON BIOTECH INNOVATION MASTER FUND

By:	/s/ A R Acker
Name:	A R Acker
Title:	Authorized Signatory

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

JANUS HENDERSON HORIZON FUND - BIOTECHNOLOGY FUND

By:	/s/ A R Acker
Name:	A R Acker
Title:	Authorized Signatory

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

NAP POOLCO B.V.

/s/ V. van Houten /s/ H.A. Slootweg
Represented by: Forbion International Management B.V.
Represented by:
Name:	V. van Houten	H.A. Slootweg
Title:	Director	Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

STICHTING ADMINISTRATIEKANTOOR EPNAP

/s/ V. van Houten /s/ H.A. Slootweg
Represented by: Forbion International Management B.V.,
Represented by:
Name:	V. van Houten	H.A. Slootweg
Title:	Director	Director

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

SAGA INVESTMENTS COÖPERATIEF U.A.

By:	/s/ J.G. Claeys
Name:	J.G. Claeys
Title:	Director A

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

SAGA INVESTMENTS COÖPERATIEF U.A.

By:	/s/ J.A. Bouman
Name:	J.A. Bouman
Title:	Director B

[Signature Page to Investor Rights Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date first written above.

INVESTOR:

MITSUBISHI TANABE PHARMA CORPORATION

By:	/s/ Atsushi Hashimoto
Name:	Atsushi Hashimoto
Title:	Vice President, Head of Business Development Department

[Signature Page to Investor Rights Agreement]

Schedule I

Investors

Frazier Lifesciences Sponsor LLC

Robert F. Baltera

Michael F. Bigham

Carol Gallagher

David Topper

Krishna R. Polu

Michael Davidson

Ivo Bozon

STAK NewAmsterdam Pharma

Forbion Capital Fund IV Coöperatief U.A.

Morningside Venture Investments Limited

Ascendant BioCapital SPV I, LLC

Forbion Growth Opportunities Fund I Coöperatief U.A.

NAP Investments LLC

Biotechnology Value Fund, L.P.

Biotechnology Value Fund II, L.P.

Biotechnology Value Trading Fund OS, L.P.

Population Health Equity Partners V, L.P.

Medpace, Inc.

GL China Opportunities Carry L.P.

JVC JYJ LLC

Kaiser Foundation Hospitals

Kaiser Permanente Group Trust

Apeiron SICAV Limited (Presight)

Janus Henderson Biotech Innovation Master Fund

Janus Henderson Horizon Fund - Biotechnology Fund

NAP PoolCo B.V.

STAK EPNAP

Saga Investments Coöperatief U.A.

Mitsubishi Tanabe Pharma Corporation

Exhibit A

Form of Joinder Agreement

The undersigned is executing and delivering this joinder agreement (this “Joinder”) pursuant to the Investor Rights Agreement, dated as of November 22, 2022 (as the same may hereafter be amended, the “Investor Rights Agreement”), by and among NewAmsterdam Pharma Company N.V., a public limited liability company (naamloze vennootschap) incorporated under the laws of the Netherlands (“Holdco”) and the other persons or entities named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Investor Rights Agreement.

By executing and delivering this Joinder to Holdco, and upon acceptance hereof by Holdco upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Investor Rights Agreement as a holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Investor Rights Agreement, and the undersigned’s Ordinary Shares shall be included as Registrable Securities under the Investor Rights Agreement to the extent provided therein.

Accordingly, the undersigned has executed and delivered this Joinder as of the      day of             , 20    .

Signature of Stockholder

Print Name of Stockholder
Its:

Address:

Agreed and Accepted as of
, 20

NewAmsterdam Pharma Company N.V.

By:
Name:
Its: